Exhibit 99.1
Sec V. 12 Dynamic Infrastructure To Move, Protect, & Recover

1 Safe Harbor Statement Statements made in this presentation regarding Double-Take that are not historical facts are forward-looking statements based on our current expectations, assumptions, estimates and projections about Double-Take and our industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. These forward-looking statements include, without limitation, statements about our market opportunities, our strategy, our competition, our projected revenues and expense levels and the adequacy of our available cash resources. You should not place undue reliance on any of the forward-looking statements made in this presentation. Our actual results could differ materially from those expressed or implied by these forward- looking statements as a result of various factors, including the various risks described in, or incorporated by reference in, the documents and reports that we file with the Securities and Exchange Commission, including in Item 1A. "Risk Factors" of our Form 10-K for the year ended December 31, 2007, which we filed with the SEC on March 17, 2008. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

2 What We Do Provide affordable software to dynamically move, protect, and recover workloads across combinations of physical and virtual server environments.

3 Investment Highlights Innovative Technology Market leader, expanding into adjacent markets Leveraged, blue chip & broad distribution network Large promotional customer base Non-Intrusive products and business model

Basic Double-Take Configuration

Solutions Overview emBoot Image Management Console Boot Image Management Server (iSCSI or Host-based) TimeData for Any Point-in- Time Recovery Continuous byte level replication of files, applications and operating systems over local OR wide areas ESX Systems Hyper-V Systems Physical Systems ESX Systems Hyper-V Systems

6 Related Intersecting and Growing Markets Enterprise System Management Software $12 Billion in 2007 Traditional "Back-Up" $2.7 Billion in 2006 Clustering and Availability $1.7 Billion in 2006 Total Storage Software (Replication, Back Up, Archive, etc.) $9.0 Billion in 2006 Sources: Company estimates, IDC, Gartner

7 The Broad Replication Software Market ($ millions) '07 '08 '09 '10 '11 '12 Other 2018 2181 2379 2582 2801 3034 Windows 515 655 781 926 1097 1295 Source: IDC 2008 2,836 2,533 3,160 3,508 3,898 4,329 Total CAGR 11.3% Windows CAGR 20.4%

8 Trends driving market growth Growth in data creation and collection Pervasive industry and federal regulations Cost containment in data center Focus on protecting business-critical apps Heightened awareness of disasters Increasingly high cost of downtime

9 Go-to-market - an "Overlay" Approach Resellers Dell Distributors Bell Micro OEMs HP Direct Sales Field and Inside Solutions Partners Micros Sources of Sales Go-to-Market Options Resellers Distributors OEM Direct 0.73 0.12 0.04 0.11 YTD through September 30, 2008

10 Alternatives (Competition and Partners) Direct Competition EMC, CA, small players Win on reputation, functionality, stability Hardware Based Solutions SAN's Win on "non-disruptive" benefits, cost, failover, Operating System Vendors Microsoft, VMware Potential risks BUT, today, both are strong partners

Growth Tactical Boost Recurring Revenue: Features, Pricing and Focus Geographic Expansion: Asia, Europe, Latin America Proliferate Licenses In Existing Accounts: (10,000+) Strategic Innovative infrastructure play: "Dynamic Infrastructure" Strategic Storage Initiatives: Data Classification, CDP Technical M&A: Time Spring, emBoot

12 Revenue $7.6 $14.3 $23.9 $29.8 $40.7 $60.8 $82.8

13 Quarterly Revenue

14 Operating Income & Cash from Operations Non-GAAP operating income does not include stock-based comp, one-time legal fees and settlement costs. Note: Reconciliation between GAAP and Non-GAAP - $0.2M (2003), $1.8M (2004), $5.6M (2005), $4.2M (2006), $2.6M (2007), $1.9M (YTD'2007) and $3.0M (YTD'08).

Double-Take Software

GAAP and Non-GAAP Operating Margins



40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q1'06
Q2'06
Q3'06
Q4'06
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
7.4%
16.3%
19.7%
25.2%
15.5%
22.2%
27.1%
26.3%
19.2%
22.4%
22.5%
3.2%
14.6%
16.7%
9.1%
13.9%
19.8%
21.7%
23.3%
15.3%
18.0%
18.3%

Non-GAAP operating income does not include stock-based comp.

Note: Reconciliation between GAAP and Non-GAAP - $0.4M (Q1'06), $0.3M (Q2'06), $0.5M (Q3'06), $3.1M (Q4'06), $0.3M (Q1'07) , $0.5M (Q2'07), $1.1M (Q3'07), and $0.7M (Q4'07), $0.9M (Q1'08), $1.0M (Q2'08), $1.0M (Q3'08).

BREATHE EASY. WE'VE GOT YOU COVERED. www.doubletake.com 15

16 Summary Innovative Technology Market leader, expanding into adjacent markets Leveraged, blue chip & broad distribution network Large promotional customer base Non-Intrusive products and business model

Sec V. 12 Dynamic Infrastructure To Move, Protect, & Recover